UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 8, 2002


                          Rachel's Gourmet Snacks, Inc.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

          Minnesota                      000-31317               41-1766701
          ---------                      ---------               ----------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)



            8120 PENN AVENUE SOUTH, SUITE 140, BLOOMINGTON, MN 55431
                    (Address of principal executive offices)

                                 (952) 884-2305
                                 --------------
                         (Registrant's telephone number)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

Triple-C-Inc., a subsidiary of the Company, had a revolving line of credit facility with Congress Financial Corporation (Congress). Under the terms of the line of credit agreement, borrowings were due on demand and were collateralized by substantially all Triple-C-Inc.'s assets. The line of credit had requirements relating to tangible net worth, additional debt, and dividends, among other requirements. Over the six months ended July 31, 2002, Congress reduced availability under the line of credit, severely limiting Triple-C-Inc.'s access to vital working capital. On August 1, 2002, the Company sought an order appointing Mintz & Partners Limited (Mintz) as interim receiver of Triple-C-Inc. On the same day, Triple-C-Inc. made an assignment pursuant to the provisions of the Bankruptcy and Insolvency Act (Canada), naming Mintz as trustee. Also on August 1, 2002, subject to the making of an Approval and Vesting Order, Mintz agreed to sell to Johnvince Foods, Ltd. (Johnvince), and Johnvince agreed to buy from Mintz, all of Mintz's and Triple-C-Inc.'s right, title, and interest in substantially all Triple-C-Inc.'s assets. On August 8, 2002, the Supreme Court of Ontario appointed Mintz as the interim receiver and approved the sale of the assets by issuance of an Approval and Vesting Order. The purchase price for the assets was not sufficient to satisfy the unsecured debts of Triple-C-Inc. The assets, liabilities, operations, and cash flows of Triple-C-Inc. were previously included in the consolidated amounts in the condensed consolidated financial statements. The Triple-C-Inc. net assets have been reclassified to the carrying value of discontinued subsidiary at December 31, 2001, and the operations of Triple-C-Inc. are included in discontinued operations.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial statements of businesses acquired.

                  Not applicable

         (b) Pro forma financial information.

                  The unaudited pro forma statement of operations for the year ended December 31, 2001, is included in this report.

                  The following financial statements of Rachel's Gourmet Snacks, Inc. are incorporated by reference to pages 3 and 4 of the Registrant's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002, filed on August 30, 2002:

                           Restated condensed consolidated balance sheet as of December 31, 2001, and condensed statement of operations for the six months ended June 30, 2002.

         (c) Exhibits: See Exhibit Index on page following Signatures.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        RACHEL'S GOURMET SNACKS, INC.



                                        By: /s/ Lawrence J. Castriotta
                                            ----------------------------------
Date: August 30, 2002                           Lawrence J. Castriotta
                                                Its Chief Executive Officer


                                  EXHIBIT INDEX

                          Rachel's Gourmet Snacks, Inc.
                             Form 8-K Current Report

Exhibit Number          Description

      2.1 Agreement of Purchase and Sale dated July 31, 2002 between Mintz & Partners Limited in its capacity as the proposed interim receiver of Triple-C-Inc. and Johnvince Foods Ltd. a Corporation incorporated under the laws of Ontario.

      2.2 Approval and Vesting Order dated August 8, 2002 in the Ontario Superior Court of Justice (In Bankruptcy and Insolvency) Commercial List between Congress Financial Corporation (Canada) and Triple-C-Inc.

     99.1 Certification of the Chief Executive Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     99.2 Certification of the Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                       UNAUDITED PRO FORMA FINANCIAL DATA

The following unaudited pro forma consolidated financial data of the Company is based on the historical consolidated financial statements adjusted to give effect to the transaction described above.

The unaudited pro forma consolidated statement of operations for the year ended December 31, 2001 gives effect to the transaction as if it had occurred on January 1, 2001. The unaudited pro forma consolidated financial data does not purport to represent what the actual results would have been if the sale described above had actually occurred on the date indicated and is not necessarily representative of the results for any future period.


                 RACHEL'S GOURMET SNACKS, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001

                                                                           Historical
                                                          ---------------------------------------------
                                                                                       Disposition
                                                                                    -------------------
                                                            Rachel's Gourmet
                                                              Snacks, Inc.
                                                            and Subsidiaries          Triple-C-Inc.              Pro Forma
                                                          ---------------------  ----------------------   ----------------------
SALES                                                   $           17,282,995   $         (15,702,369)   $           1,580,626

COST OF GOODS SOLD                                                  12,269,170             (10,914,951)               1,354,219
                                                          ---------------------     -------------------     --------------------

GROSS MARGIN                                                         5,013,825              (4,787,418)                 226,407

OPERATING EXPENSES                                                   5,922,673              (4,624,795)               1,297,878
                                                          ---------------------     -------------------     --------------------

OPERATING LOSS                                                        (908,848)               (162,623)              (1,071,471)
                                                          ---------------------     -------------------     --------------------

NONOPERATING INCOME (EXPENSES)
  Interest                                                            (899,421)                327,891                 (571,530)
  Gain (loss) on foreign exchange                                      (33,132)                 38,565                    5,433
  Other                                                                110,917                       -                  110,917
                                                          ---------------------     -------------------     --------------------
                                                                      (821,636)                366,456                 (455,180)
                                                          ---------------------     -------------------     --------------------

LOSS BEFORE INCOME TAXES                                            (1,730,484)                203,833               (1,526,651)

INCOME TAX PROVISION                                                     2,400                  (2,400)                       -
                                                          ---------------------     -------------------     --------------------

NET LOSS FROM CONTINUING OPERATIONS                     $           (1,732,884)  $             206,233    $          (1,526,651)
                                                          =====================     ===================     ====================

NET LOSS PER SHARE FROM CONTINUING
  OPERATIONS - BASIC AND DILUTED                        $                (0.18)                           $               (0.16)
                                                          =====================                             ====================

WEIGHTED - AVERAGE SHARES
  OUTSTANDING - BASIC AND DILUTED                                    9,668,523                                        9,668,523
